Exhibit 99.1

CHEMTURA CORPORATION

Segment Sales and Operating Profit (Loss)

Third quarter and nine months ended September 30, 2005 and 2004

 (In thousands of dollars)

	Third Quarter		Nine Months Ended
	2005	2004	2005	2004
NET SALES

Plastic Additives	$374,561	$213,920	$792,830	$641,714
Polymers	121,897	114,044	391,218	351,496
Specialty Additives	133,702	116,807	420,943	341,429
Crop Protection	102,652	88,293	271,542	250,991
Consumer Products	140,294	—	140,294	—
Polymer Processing Equipment (a)	—	40,961	48,338	125,315
Other	45,310	—	45,310	—
Total net sales	$918,416	$574,025	$2,110,475	$1,710,945

OPERATING PROFIT (LOSS)

Plastic Additives	$25,443	$7,493	$57,528	$4,209
Polymers	24,328	15,760	75,684	45,335
Specialty Additives	19,704	3,258	76,242	15,647
Crop Protection	29,554	26,140	74,256	75,910
Consumer Products	10,508	—	10,508	—
Polymer Processing Equipment (a)	—	357	(3,003)	101
Other	4,864	—	4,864	—
	114,401	53,008	296,079	141,202

General corporate expense	(23,383)	(17,810)	(55,128)	(53,608)
Unabsorbed overhead expense from discontinued operations	—	(2,463)	—	(7,395)
Facility closures, severance and related costs	(220)	(40,070)	(24,295)	(45,759)
Antitrust costs	(6,716)	(8,426)	(13,220)	(16,829)
Merger costs	(19,378)	—	(28,064)	—
Purchase accounting inventory fair value impact	(37,100)	—	(37,100)	—
In-process research and development	(75,400)	—	(75,400)	—
Total operating profit (loss)	$(47,796)	$(15,761)	$62,872	$17,611

(a) As a result of the April 29, 2005 contribution of the assets of the Polymer Processing Equipment  segment in exchange for a non-controlling interest in the Davis-Standard LLC joint venture, Polymer  Processing Equipment ceased to be a reporting segment of the Company. The Company is recording its proportionate share of the joint venture’s earnings in Other (income) expense, net.

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

First quarter ended March 31, 2004

(In thousands of dollars)

	Chemtura First Quarter 2004	Conformed Great Lakes First Quarter 2004	Pro Forma Adjustments	Pro Forma Combined First Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined First Quarter 2004
Sales

Plastic Additives	$209,980	173,264	—	383,244	—	383,244
Polymers	118,525	—	—	118,525	—	118,525
Specialty Additives	112,102	9,170	—	121,272	—	121,272
Crop Protection	76,474	8,497	—	84,971	—	84,971
Consumer Products	—	128,236	—	128,236	—	128,236
Polymer Processing Equipment	38,428	—	—	38,428	—	38,428
Other	—	38,784	—	38,784	—	38,784

	555,509	357,951	—	913,460	—	913,460

OPERATING PROFIT

Plastic Additives	$(1,486)	1,799	(1,779)	(1,466)	—	(1,466)
Polymers	14,465	—	—	14,465	—	14,465
Specialty Additives	6,164	656	(20)	6,800	—	6,800
Crop Protection	28,441	3,855	107	32,403	—	32,403
Consumer Products	—	11,756	(546)	11,210	—	11,210
Polymer Processing Equipment	(1,764)	—	—	(1,764)	—	(1,764)
Other	—	5,907	782	6,689	—	6,689

	45,820	23,973	(1,456)	68,337	—	68,337

General corporate expense	(20,698)	(15,315)	(2,983)	(38,996)	10,689	(28,307)
Unabsorbed overhead expense from discontinued operations	(2,574)	—	—	(2,574)	—	(2,574)
Facility closures, severance and related costs	(2,411)	(7,749)	—	(10,160)	10,160	—
Antitrust costs	(4,053)	—	—	(4,053)	4,053	—

Total operating profit (loss)	$16,084	909	(4,439)	12,554	24,902	37,456

	Operating Profit
Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(3,102)
Inventory Accounting	(5,951)
	$(4,439)

	Operating Profit
Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$10,160
Antitrust costs	4,053
Change in useful life of computer software	4,800
Executive Terminations	5,889
	$24,902

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Second quarter ended June 30, 2004

(In thousands of dollars)

	Chemtura Second Quarter 2004	Conformed Great Lakes Second Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Second Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Second Quarter 2004
Sales

Plastic Additives	$217,814	188,984	—	406,798	—	406,798
Polymers	118,927	—	—	118,927	—	118,927
Specialty Additives	112,520	9,109	—	121,629	—	121,629
Crop Protection	86,224	8,262	—	94,486	—	94,486
Consumer Products	—	196,384	—	196,384	—	196,384
Polymer Processing Equipment	45,926	—	—	45,926	—	45,926
Other	—	40,389	—	40,389	—	40,389

	581,411	443,128	—	1,024,539	—	1,024,539

OPERATING PROFIT

Plastic Additives	$(1,798)	7,772	1,607	7,581	—	7,581
Polymers	15,110	—	—	15,110	—	15,110
Specialty Additives	6,225	1,080	259	7,564	—	7,564
Crop Protection	21,329	2,452	107	23,888	—	23,888
Consumer Products	—	30,942	699	31,641	700	32,341
Polymer Processing Equipment	1,508	—	—	1,508	—	1,508
Other	—	3,720	2,260	5,980	—	5,980

	42,374	45,966	4,932	93,272	700	93,972

General corporate expense	(15,100)	(18,539)	(2,757)	(36,396)	7,800	(28,596)
Unabsorbed overhead expense from discontinued operations	(2,358)	—	—	(2,358)	—	(2,358)
Facility closures, severance and related costs	(3,278)	(6,495)	—	(9,773)	9,773	—
Antitrust costs	(4,350)	—	—	(4,350)	4,350	—

Total operating profit (loss)	$17,288	20,932	2,175	40,395	22,623	63,018

	Operating Profit
Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(2,877)
Inventory Accounting	438
	$2,175

	Operating Profit
Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$9,773
Antitrust costs	4,350
Conyers Fire Costs	700
Change in useful life of computer software	7,800
	$22,623

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Third quarter ended September 30, 2004

(In thousands of dollars)

	Chemtura Third Quarter 2004	Conformed Great Lakes Third Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Third Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Third Quarter 2004
Sales

Plastic Additives	$213,920	189,266	—	403,186	—	403,186
Polymers	114,044	—	—	114,044	—	114,044
Specialty Additives	116,807	8,417	—	125,224	—	125,224
Crop Protection	88,293	13,988	—	102,281	—	102,281
Consumer Products	—	135,856	—	135,856	—	135,856
Polymer Processing Equipment	40,961	—	—	40,961	—	40,961
Other	—	44,308	—	44,308	—	44,308

	574,025	391,835	—	965,860	—	965,860

OPERATING PROFIT

Plastic Additives	$7,493	5,290	7,218	20,001	—	20,001
Polymers	15,760	—	—	15,760	—	15,760
Specialty Additives	3,258	255	248	3,761	—	3,761
Crop Protection	26,140	6,375	107	32,622	—	32,622
Consumer Products	—	8,254	4,822	13,076	1,700	14,776
Polymer Processing Equipment	357	—	—	357	—	357
Other	—	7,015	(640)	6,375	—	6,375

	53,008	27,189	11,755	91,952	1,700	93,652

General corporate expense	(17,810)	(12,225)	(2,783)	(32,818)	4,794	(28,024)
Unabsorbed overhead expense from discontinued operations	(2,463)	—	—	(2,463)	—	(2,463)
Facility closures, severance and related costs	(40,070)	(139)	—	(40,209)	40,209	—
Antitrust costs	(8,426)	—	—	(8,426)	8,426	—

Total operating profit (loss)	$(15,761)	14,825	8,972	8,036	55,129	63,165

	Operating Profit
Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(2,903)
Inventory Accounting	7,261
	$8,972

	Operating Profit
Non-GAAP Adjustments consist of the following:
Facility closures, severance and related costs	$40,209
Antitrust costs	8,426
Conyers Fire Costs	1,700
Change in useful life of computer software	3,100
Executive Terminations	1,694
	$55,129

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Nine months ended September 30, 2004

(In thousands of dollars)

	Chemtura Nine months ended 2004	Conformed Great Lakes Nine months ended 2004	Pro Forma Adjustments	Pro Forma Combined Nine months ended 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Nine months ended 2004
Sales

Plastic Additives	$641,714	551,514	—	1,193,228	—	1,193,228
Polymers	351,496	—	—	351,496	—	351,496
Specialty Additives	341,429	26,696	—	368,125	—	368,125
Crop Protection	250,991	30,747	—	281,738	—	281,738
Consumer Products	—	460,476	—	460,476	—	460,476
Polymer Processing Equipment	125,315	—	—	125,315	—	125,315
Other	—	123,481	—	123,481	—	123,481

	1,710,945	1,192,914	—	2,903,859	—	2,903,859

OPERATING PROFIT

Plastic Additives	$4,209	14,861	7,046	26,116	—	26,116
Polymers	45,335	—	—	45,335	—	45,335
Specialty Additives	15,647	1,991	487	18,125	—	18,125
Crop Protection	75,910	12,682	321	88,913	—	88,913
Consumer Products	—	50,952	4,975	55,927	2,400	58,327
Polymer Processing Equipment	101	—	—	101	—	101
Other	—	16,642	2,402	19,044	—	19,044

	141,202	97,128	15,231	253,561	2,400	255,961

General corporate expense	(53,608)	(46,079)	(8,523)	(108,210)	23,283	(84,927)
Unabsorbed overhead expense from
discontinued operations	(7,395)	—	—	(7,395)	—	(7,395)
Facility closures, severance and
related costs	(45,759)	(14,383)	—	(60,142)	60,142	—
Antitrust costs	(16,829)	—	—	(16,829)	16,829	—

Total operating profit (loss)	$17,611	36,666	6,708	60,985	102,654	163,639

	Operating Profit
Pro Forma Adjustments consist of the following:

Pension	$3,981
Purchase Accounting Depreciation	9,861
Amortization	(8,882)
Inventory Accounting	1,748
	$6,708

	Operating Profit
Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$60,142
Antitrust costs	16,829
Conyers Fire Costs	2,400
Change in useful life of computer software	15,700
Executive Terminations	7,583
	$102,654

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Fourth quarter ended December 31, 2004

(In thousands of dollars)

	Chemtura Fourth Quarter 2004	Conformed Great Lakes Fourth Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Fourth Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Fourth Quarter 2004
Sales

Plastic Additives	$214,795	221,948	—	436,743	—	436,743
Polymers	117,959	—	—	117,959	—	117,959
Specialty Additives	117,235	9,863	—	127,098	—	127,098
Crop Protection	69,603	16,756	—	86,359	—	86,359
Consumer Products	—	113,908	—	113,908	—	113,908
Polymer Processing Equipment	54,694	—	—	54,694	—	54,694
Other	—	48,310	—	48,310	—	48,310

	574,286	410,785	—	985,071	—	985,071

OPERATING PROFIT

Plastic Additives	$13,144	12,726	(3,850)	22,020	—	22,020
Polymers	17,142	—	—	17,142	—	17,142
Specialty Additives	6,019	1,490	(224)	7,285	—	7,285
Crop Protection	9,785	5,923	107	15,815	—	15,815
Consumer Products	—	(956)	5,431	4,475	800	5,275
Polymer Processing Equipment	3,259	—	—	3,259	—	3,259
Other	—	5,858	855	6,713	—	6,713

	49,349	25,041	2,319	76,709	800	77,509

General corporate expense	(18,966)	(14,449)	(2,823)	(36,238)	7,321	(28,917)
Unabsorbed overhead expense from discontinued operations	(2,088)	—	—	(2,088)	—	(2,088)
Facility closures, severance and related costs	(17,049)	(1,904)	—	(18,953)	18,953	—
Antitrust costs	(96,907)	—	—	(96,907)	96,907	—

Total operating profit (loss)	$(85,661)	8,688	(504)	(77,477)	123,981	46,504

	Operating Profit
Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(2,943)
Inventory Accounting	(2,175)
	$(504)

	Operating Profit
Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$18,953
Antitrust costs	96,907
Conyers Fire Costs	800
Executive Terminations	7,321
	$123,981

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Year ended December 31, 2004

(In thousands of dollars)

	Chemtura Year 2004	Conformed Great Lakes Year 2004	Pro Forma Adjustments	Pro Forma Combined Year 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Year 2004
Sales

Plastic Additives	$856,509	773,462	—	1,629,971	—	1,629,971
Polymers	469,455	—	—	469,455	—	469,455
Specialty Additives	458,664	36,559	—	495,223	—	495,223
Crop Protection	320,594	47,503	—	368,097	—	368,097
Consumer Products	—	574,384	—	574,384	—	574,384
Polymer Processing Equipment	180,009	—	—	180,009	—	180,009
Other	—	171,791	—	171,791	—	171,791

	2,285,231	1,603,699	—	3,888,930	—	3,888,930

OPERATING PROFIT

Plastic Additives	$17,353	27,587	3,196	48,136	—	48,136
Polymers	62,477	—	—	62,477	—	62,477
Specialty Additives	21,666	3,481	263	25,410	—	25,410
Crop Protection	85,695	18,605	428	104,728	—	104,728
Consumer Products	—	49,996	10,406	60,402	3,200	63,602
Polymer Processing Equipment	3,360	—	—	3,360	—	3,360
Other	—	22,500	3,257	25,757	—	25,757

	190,551	122,169	17,550	330,270	3,200	333,470

General corporate expense	(72,574)	(60,528)	(11,346)	(144,448)	30,604	(113,844)
Unabsorbed overhead expense from discontinued operations	(9,483)	—	—	(9,483)	—	(9,483)
Facility closures, severance and related costs	(62,808)	(16,287)	—	(79,095)	79,095	—
Antitrust costs	(113,736)	—	—	(113,736)	113,736	—

Total operating profit (loss)	$(68,050)	45,354	6,204	(16,492)	226,635	210,143

	Operating Profit
Pro Forma Adjustments consist of the following:

Pension	$5,308
Purchase Accounting Depreciation	13,148
Amortization	(11,825)
Inventory Accounting	(427)
	$6,204

	Operating Profit
Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$79,095
Antitrust costs	113,736
Conyers Fire Costs	3,200
Change in useful life of computer software	15,700
Executive Terminations	14,904
	$226,635